UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: March 31, 2006

(Date of earliest event reported)

Hornbeck Offshore Services, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32108	72-1375844
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

103 Northpark Boulevard, Suite 300 Covington, LA	70433
(Address of Principal Executive Offices)	(Zip Code)

(985) 727-2000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement

Amendments to Employment Agreements. Effective March 31, 2006, the Company entered into amendments to the employment agreements with Messrs. Todd M. Hornbeck, Carl G. Annessa and James O. Harp, Jr. to conform the minimum bonus factor among the three executives and to adjust the upper achievement levels necessary to receive the maximum bonus amount related to the component based on earnings before interest, income taxes, depreciation, amortization and loss on early extinguishment of debt, or EBITDA.

The foregoing is a summary only, is not necessarily complete, and is qualified by the full text of the amendments to the employment agreements filed herewith as Exhibits 10.1, 10.2, and 10.3.

Item 7.01 – Regulation FD Disclosure

The information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 referred to below are being furnished according to general instruction B.2. thereunder, and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Item 7.01 of this Current Report and such Exhibit shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933.

Attached as Exhibit 99.1 is the content of the Company’s Annual Report to Stockholders other than the Form 10-K included for the fiscal year ended December 31, 2005.

Item 8.01 – Other Events

On March 31, 2006 the Company announced that it successfully completed its offer to exchange $75,000,000 aggregate principal amount of its outstanding 6.125% Series A Senior Notes due 2014 for an equal aggregate principal amount of its 6.125% Series B Senior Notes due 2014.

A copy of the press release related to this event is attached as Exhibit 99.2.

Item 9.01 – Financial Statements and Exhibits

(c)	Exhibit

	10.1	Third Amendment to Senior Employment Agreement dated effective March 31, 2006 by and between Todd M. Hornbeck and the Company.

	10.2	Third Amendment to Employment Agreement dated effective March 31, 2006 by and between Carl G. Annessa and the Company.

	10.3	Third Amendment to Employment Agreement dated effective March 31, 2006 by and between James O. Harp, Jr. and the Company.

	99.1	Annual Report to Stockholders (other than the Company’s Form 10-K included in such Annual Report).

	99.2	Press Release dated March 31, 2006.

2

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Third Amendment to Senior Employment Agreement dated effective March 31, 2006 by and between Todd M. Hornbeck and the Company.

10.2	Third Amendment to Employment Agreement dated effective March 31, 2006 by and between Carl G. Annessa and the Company.

10.3	Third Amendment to Employment Agreement dated effective March 31, 2006 by and between James O. Harp, Jr. and the Company.

99.1	Annual Report to Stockholders (other than the Company’s Form 10-K included in such Annual Report).

99.2	Press Release dated March 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Hornbeck Offshore Services, Inc.

Date: April 3, 2006	By:	/s/ Todd M. Hornbeck

Todd M. Hornbeck
President and Chief Executive Officer